Exhibit 99.3

Executive Summary

BRAVO 2024-NQM3

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on behalf of SG Capital Partners LLC (the “Client”). The loans were originated by multiple Correspondent Sellers and acquired directly (or indirectly) by Loan Funding Structure LLC through Reliance Letters. The loan reviews were conducted from August 2023 through December 2023 by CRES.

(2)	Number of Assets.

There were 66 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	• U.S. RMBS Rating Criteria dated April 18, 2023

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 66 mortgage loans with an aggregate original principal balance of approximately $43,881,571. The mortgage loans originated from August 2023 through December 2023.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines and debt to income ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or a secondary enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from an approved AMC was required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from an approved AMC is acceptable. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, sellers may include an enhanced desk review product from an approved AMC. All desk review documentation provided by an approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology (Consumer Loans )

CRES reviews on consumer loans included comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees, provides a fee tolerance comparison across all LE’s and CD’s.

In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post- TRID compliance testing. Note that certain loans may be classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

CRES utilizes a third-party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third-party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)       Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)       Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.

(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA "Your Credit or Charge" (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third-party compliance software.

On applicable loans (“Covered Loans’ with an Application Dates => 10/3/2015), SFIG RMBS 3.0 TRID Compliance Review Scope was used to test compliance with TILA/RESPA Integrated Disclosure rules.

General Ability to Repay

CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan,

(ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully- indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal),

(iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) Debts, alimony, and child- support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following categories:

(i) QM: Safe Harbor: Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the original QM definition, (ii) QM: Safe Harbor (APOR): Loans that meet the rule's definition of a

QM and are eligible for safe harbor protection under the new General QM definition (iii) QM: GSE Temporary (safe harbor) – Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM safe harbor definition, (iv) QM: Rebuttable Presumption: Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the original QM definition, (v) QM: Rebuttable Presumption (APOR): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the new General QM definition, (vi) QM: GSE Temporary (rebuttable presumption) - Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM rebuttable presumption definition (vii) Non-QM: Compliant with ATR: Loans that do not meet the QM definition but fully comply with the ATR rule, (viii) Non-QM: Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (ix) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	25	37.88%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	41	62.12%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation. • Business Purpose Certification (if applicable)
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL. • Leases
• Loan Estimate(s). • Market Rent supporting documentation
• Mortgage Insurance.

• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.
• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.
(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Note Date	Property City
CLTV	Interest Rate	Note Type	Property State
Doc Level	Lien Position	Occupancy	Property Zip
DTI	Loan Term	Original Balance	Purpose
FICO	LTV	P&I Payment	QM Type
Appraised Value	First Payment Date	Note Date	Property City

The seller provided CRES with loan level data regarding the mortgage loans for the data integrity check. CRES received the data directly from the seller through a loan registrations system or via a data tape.

Of the 66 mortgage loans reviewed, thirty-four unique mortgage loans had at least one tape discrepancy across 20 data fields (one mortgage loan had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, tape data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	56	10	66
CLTV	64	2	66
Doc Level	65	1	66
DTI	41	25	66
FICO	61	5	66
First Payment Date	66	0	66
Interest Rate	63	3	66
Lien Position	66	0	66
Loan Term	66	0	66
LTV	64	2	66
Note Date*	66	0	66
Note Type	66	0	66
Occupancy	66	0	66
Original Balance	66	0	66
P&I Payment	64	2	66
Property City	63	3	66
Property State	66	0	66
Property Zip	65	1	66
Purpose	66	0	66
QM Type*	66	0	66

* Tape data was not available.
DTI Variance Threshold Applied: 3%

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(7)  Credit, Compliance and Property Valuation Results Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 83.33% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	55	83.33%
B	11	16.67%
C	0	0.00%
Total	66	100.00%

Compliance Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Compliance grade of “B” or higher and 98.48% of the mortgage loans by number have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	65	98.48%
B	1	1.52%
C	0	0.00%
Total	66	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans by number have a Valuation grade of “B” or higher and 95.45% of the mortgage loans by number have a Valuation grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	63	95.45%
B	3	4.55%
C	0	0.00%
Total	66	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 81.82% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	54	81.82%
B	12	18.18%

C	0	0.00%
Total	66	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	66	100.00%
Total	66	100.00%

Note Type	Count	Percentage
Arm	0	0.00%
Fixed	66	100.00%
Total	66	100.00%

Occupancy	Count	Percentage
Owner Occupied	36	54.55%
Non-Owner Occupied	25	37.88%
Second Home	5	7.58%
Total	66	100.00%

Purpose	Count	Percentage
Purchase	52	78.79%
Refi - Cash Out	12	18.18%
Rate Term Refi	2	3.03%
Total	66	100.00%

Property Type	Count	Percentage
Single Family	38	57.58%
PUD	14	21.21%
Condo	8	12.12%
2-4 Family	6	9.09%
Commercial	0	0.00%
Townhome	0	0.00%
Mixed Use	0	0.00%
Total	66	100.00%

Debt to Income	Count	Percentage
0-9.99%*	5	8.20%
10%-19.99%	4	6.56%
20%-29.99%	12	19.67%
30%-39.99%	16	26.23%
40%-49.99%	24	39.34%
50%-60.00%	0	0.00%
Total	61	100.00%

Five loans in the pool were underwritten to a Debt Service Coverage Ratio (“DSCR”) program.

DSCR Loans	Count	Percentage
<0 or	0	0.00%
0-0.199	0	0.00%
0.2-0.399	0	0.00%
0.4-0.599	0	0.00%
0.6-0.799	0	0.00%
0.8-.999	0	0.00%
1-1.199	3	60.00%
1.2-1.399	1	20.00%
1.4-1.599	1	20.00%
1.6-1.799	0	0.00%
1.8-1.999	0	0.00%
=>2	0	0.00%
Total	5	100.00%

Loan to Value	Count	Percentage
10%-19.99%	0	0.00%
20%-29.99%	1	1.52%
30%-39.99%	4	6.06%
40%-49.99%	0	0.00%
50%-59.99%	4	6.06%
60%-69.99%	6	9.09%
70%-79.99%	15	22.73%
80%-89.99%	35	53.03%
90%-100%	1	1.52%
Total	66	100.00%

State	Count	Percentage
AK	1	1.52%
AZ	1	1.52%
CA	10	15.15%
CO	3	4.55%
FL	14	21.21%
GA	5	7.58%
HI	1	1.52%
IL	1	1.52%
IN	1	1.52%
MA	1	1.52%
ME	1	1.52%
MI	1	1.52%
MS	1	1.52%

MT	1	1.52%
NJ	2	3.03%
NV	2	3.03%
NY	7	10.61%
OK	1	1.52%
SC	1	1.52%
TN	1	1.52%
TX	5	7.58%
WA	4	6.06%
WI	1	1.52%
Total	66	100.00%

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